As filed with the Securities and Exchange Commission on March 9, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2005

Date of reporting period: December 31, 2004

Item 1. Report to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Semi-Annual Report
For the Six Months Ended
December 31, 2004

McCarthy Multi-Cap Stock Fund
A Series of Trust for Investment Managers
(MGAMX)

Semi-Annual Letter to Shareholder
December 31, 2004
Dear Fellow Shareholder:

The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended December 31, 2004, and the performance for the Standard & Poor’s 500 Index (the “Index”), with dividends reinvested, are shown below:

	McCarthy
	Multi-Cap	Standard & Poor’s	MGAMX
Time Period	Stock Fund	500 Index	Versus Index
Three months	10.91%	9.23%	+1.68%
Six months	8.06%	7.18%	+0.88%
One year	11.12%	10.87%	+0.25%
Annualized since 8/6/01 inception date	4.01%	1.98%	+2.03%
Cumulative since 8/6/01 inception date	14.33%	6.91%	+7.42%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Top Five Industries	%
Health Care Providers & Services	11.6%
Commercial Services & Supplies	11.1%
Media	10.6%
Pharmaceuticals	10.2%
Insurance	7.7%
Total in Top Five Industries	51.2%

Our Fund has been renamed the McCarthy Multi-Cap Stock Fund to clearly describe our investment approach. “Multi-Cap Stock” means that our Fund invests primarily in stocks without limitation on the market capitalization (the “cap”) of individual companies we hold. Our Fund’s holdings range from $210 million to over $200 billion in market capitalization. The mix of companies and their market capitalization mix will fluctuate from time to time. We are not driven to invest based on size alone. Rather, we seek to purchase growing companies, of any size, at a discount to our estimate of their value. Further, we insist the companies be led by capable managers whose financial interests are aligned with shareholder interests.

“Once the game is over, the King and the pawn go back in the same box.”
Italian Proverb

The Italian Proverb above prompted the following thoughts. Our discussion differs from that intended by the Italians, nevertheless we proceed….

An excellent firm in Chicago, Morningstar, Inc., has popularized “style-box” investing and delivers related services to the mutual fund investing public. In simple terms, “style-boxes” are used to categorize stock mutual funds by their individual stock holdings. A nine-box matrix is used to group a mutual fund’s stock holdings into small cap, mid-cap, or large cap on a “size” axis and growth, blend, or value on a “style” axis. Over time, if a mutual fund’s stock holdings fall into one of the nine “boxes” on the matrix, using quantitative methods, the mutual fund will be categorized accordingly. For example, if a mutual fund’s stocks were generally small companies that, using quantitative methods, were judged to be value stocks, then the mutual fund would be categorized as “small cap value”. Investors, some with help from financial advisors, can use style-box categorizations to build diversified portfolios of mutual funds. The style-box categorizations can also be used to compare a mutual fund’s performance with mutual funds of the same category. It is a logical approach, and mutual fund companies have eagerly organized their mutual fund products to fit the style-boxes.

2

Back to the Italian Proverb: over short periods of time, certain investment styles and market capitalization concentrations will significantly out-perform others. For example, over the last five years, mutual funds that concentrated on small cap and mid-cap value stocks have materially out-performed large cap growth mutual funds. In the five years prior, large cap growth mutual funds provided the better performance. Over long periods of time, we believe the performance of stock investment styles (growth, blend and value) tend to regress to a mean, or average, return level. We also believe that, if adjusted for risk, stock size (small cap, mid-cap and large cap) performance tends to regress to a mean return level as well. Thus, over time, reversion to the mean puts performance “back in the same box” (or, should we say, style-box). We’ve used the words “tend to and tends to” because we do believe that capable stock managers will out-perform indexing. We also believe that valuation is important in the evaluation of a stock investment and thus performance over time. We’re not saying a “value” investment style is important; we’re saying valuation is important.

Ten Largest Holdings	%
Liberty Media Corp.	4.5%
Comcast Corp.	4.4%
Johnson & Johnson	4.3%
Berkshire Hathaway, Inc.	4.2%
Washington Mutual, Inc.	4.0%
First Data Corp.	3.3%
AmerisourceBergen Corp.	3.1%
Waste Management, Inc.	2.9%
Fisher Scientific International	2.6%
Devon Energy Corp.	2.5%
Total in Ten Largest Holdings	35.8%

Why is style-box investing a relevant discussion for McCarthy Multi-Cap Stock Fund shareholders? The disciplined investment process used to find stock investments for the Fund seeks companies that:

•	Are trading at a discount to their business value, without regard to size, and
•	Will continue to grow business value in the future and
•	Are led by capable managers whose financial interests are aligned with shareholder interests.

Accordingly, the Fund’s stock holdings may have both growth and value attributes when quantitatively analyzed. The Fund is not looking for growth stocks or value stocks; the Fund is looking for businesses that will increase in value over time at a compelling purchase price. In fact, at any point in time, the Fund may have stocks that fit into each of the nine commonly-used style-boxes.

3

We ask Fund shareholders to understand that the McCarthy Multi-Cap Stock Fund is a diversified, multi-cap stock fund and does not fit neatly into a style-box. The Fund’s investment “style” is the result of a seasoned, successful and disciplined investment process. The Fund’s “style” is not the result of a marketing undertaking to fit a segment of the stock market. We also ask shareholders to measure the Fund’s long-term investment performance versus the Standard & Poor’s 500 Index, the benchmark stated in the Fund’s Prospectus. Since inception, the Fund’s cumulative return exceeds this benchmark by 7.42% or 2.03% per year.

Five stocks that had a material positive impact on performance for the past six months:

Caremark RX	Liberty Media	Laboratory Corp.	Comcast Corp.	Schering-Plough
(CMX)	Corp. (L)	of America (LH)	(CMCSA)	Corp. (SGP)
The pharmacy	Liberty spun off	LabCorp is doing	Value continues to	Turn-around of
benefit manager	its international	well and was	build for the	this
(PBM) continues	assets and	added to the	largest U.S. cable	pharmaceutical
to perform well.	continues to	Standard & Poor’s	television	company
	simplify its	500 stock index.	provider.	continues to
	corporate structure.			progress.

Stocks that had a material negative impact on performance for the past six months:

3Com Corp.	Kroger Co.	Stewart Enterprises	Merck & Co.	Time Warner,
(COMS)	(KR)	Inc. Class A (STEI)	(MRK)	Inc. (TWX)
3Com’s earnings	Our estimate of	The price of this	Merck’s price fell	Our estimate of
missed analysts’	business value fell	small cap stock fell	when it announced	business value
expectations and	for the grocer. We	with little	the withdrawal of	fell for this media
an acquisition	have eliminated	fundamental reason.	its Vioxx drug.	conglomerate
was not well-	the position.	We remain		We have
received by		optimistic		eliminated the
investors.				position.

Thank you again for being our partners in the McCarthy Multi-Cap Stock Fund! The officers, employees, and affiliates of your Fund’s advisor own a substantial investment in the Fund. We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,

McCarthy Group Advisors, LLC

Richard L. Jarvis	Art N. Burtscher
Investment Officer	Chief Chairman

Past performance of the Fund and the S&P 500 Index is not indicative of future performance. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indices are not available for direct investment and do not incur expenses. Annualized return is from inception through the most recent calendar quarter end (12/31/04). Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the fund objectives, risks, charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC. 02/05

4

ALLOCATION OF PORTFOLIO ASSETS at December 31, 2004 (Unaudited)

5

SCHEDULE OF INVESTMENTS at December 31, 2004 (Unaudited)

Shares	COMMON STOCKS - 87.3%	Market Value
	Chemicals - 1.8%
14,400	Sensient Technologies Corp.	$345,456
4,100	The Scotts Co. - Class A*	301,432
		646,888
	Commercial Services & Supplies - 11.1%
21,075	Cendant Corp.	492,734
23,736	FirstService Corp.*#	388,558
9,600	ITT Educational Services, Inc.*	456,480
14,604	NCO Group, Inc.*	377,513
22,734	Republic Services, Inc.	762,498
11,100	Waste Connections, Inc.*	380,175
34,400	Waste Management, Inc.	1,029,936
		3,887,894
	Communications Equipment - 2.2%
183,365	3Com Corp.*	764,632
	Computers & Peripherals - 1.4%
28,700	Emulex Corp.*	483,308
	Construction & Engineering - 1.1%
21,400	The Shaw Group Inc.*	381,990
	Diversified Telecommunication Services - 2.2%
6,200	Alltel Corp.	364,312
11,800	CenturyTel, Inc.	418,546
		782,858
	Electronic Equipment & Instruments - 1.1%
11,600	Benchmark Electronics, Inc.*	395,560
	Energy Equipment & Services - 1.0%
10,100	Tidewater, Inc.	359,661
	Food Products - 1.1%
12,900	Fresh Del Monte Produce, Inc.#	381,969
	Health Care Equipment & Supplies - 3.5%
10,495	CONMED Corp.*	298,268
14,840	Fisher Scientific International*	925,719
		1,223,987
	Health Care Providers & Services - 11.6%
18,542	AmerisourceBergen Corp.	1,088,045

See notes to financial statements.
6

SCHEDULE OF INVESTMENTS (Continued) at December 31, 2004 (Unaudited)

Shares	COMMON STOCKS - 87.3% (Continued)	Market Value
	Health Care Providers & Services - 11.6% (Continued)
11,000	Apria Healthcare Group, Inc.*	$362,450
18,486	Caremark Rx, Inc.*	728,903
14,183	Laboratory Corporation of America Holdings*	706,597
23,862	Omnicare, Inc.	826,102
48,424	Stewart Enterprises, Inc. - Class A*	338,484
		4,050,581
	Household Durables - 2.7%
15,600	La-Z-Boy, Inc.	239,772
4,200	Mohawk Industries, Inc.*	383,250
13,300	Newell Rubbermaid, Inc.	321,727
		944,749
	Insurance - 7.7%
8,400	Allmerica Financial Corp.*	275,772
494	Berkshire Hathaway, Inc. - Class B*	1,450,384
19,600	Hilb Rogal & Hobbs Co.	710,304
12,800	Horace Mann Educators Corp.	244,224
		2,680,684
	IT Services - 4.6%
21,199	Convergys Corp.*	317,773
27,498	First Data Corp.	1,169,765
9,067	Intrado, Inc.*	109,711
		1,597,249
	Machinery - 1.0%
10,300	Kaydon Corp.	340,106
	Media - 10.6%
46,100	Comcast Corp. - Class A*	1,534,208
14,000	Emmis Communications Corp. - Class A*	268,660
143,740	Liberty Media Corp. - Class A*	1,578,265
6,807	Liberty Media International, Inc. - Class A*	314,688
		3,695,821
	Oil & Gas - 3.4%
22,584	Devon Energy Corp.	878,969
5,147	Newfield Exploration Co.*	303,931
		1,182,900

See notes to financial statements.
7

SCHEDULE OF INVESTMENTS (Continued) at December 31, 2004 (Unaudited)

Shares	COMMON STOCKS - 87.3% (Continued)	Market Value
	Pharmaceuticals - 10.2%
23,600	Johnson & Johnson	$1,496,712
22,216	Merck & Co., Inc.	714,022
24,075	Pfizer, Inc.	647,377
33,620	Schering-Plough Corp.	701,986
		3,560,097
	Real Estate - 1.1%
10,728	Jones Lang LaSalle, Inc.*	401,334
	Software - 3.9%
12,200	Fair Isaac Corp.	447,496
7,848	Intuit, Inc.*	345,391
31,888	NetIQ Corp.*	389,352
25,371	Novell, Inc.*	171,254
		1,353,493
	Thrifts & Mortgage Finance - 4.0%
32,855	Washington Mutual, Inc.	1,389,109

	TOTAL COMMON STOCKS
	(Cost $24,591,997)	30,504,870

	SHORT-TERM INVESTMENTS - 9.1%
3,191,025	Federated Cash Trust Treasury Money Market Fund
	(Cost $3,191,025)	3,191,025
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $27,783,022) - 96.4%	33,695,895
	Other Assets in Excess of Liabilities - 3.6%	1,240,905
	NET ASSETS - 100.0%	$34,936,800

* Non-income producing security.
# U.S. security of a foreign issuer.

See notes to financial statements.
8

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2004 (Unaudited)

ASSETS
Investments, at market value (cost $27,783,022)	$33,695,895
Cash	1,295
Receivables:
Securities sold	1,198,372
Fund shares issued	53,321
Dividends and interest	16,404
Prepaid expenses	6,149
Total Assets	34,971,436
LIABILITIES
Payables:
Fund shares redeemed	1,295
Due to advisor	2,489
Due to custodian	2,629
Due to administrator	4,366
Due to fund accounting	5,421
Due to transfer agent	4,824
Due to auditor	7,859
Shareholder reporting	2,291
Miscellaneous	2,337
Accrued expenses	1,125
Total Liabilities	34,636
NET ASSETS	$34,936,800

Net asset value, offering and redemption price per share
[$34,936,800/3,066,119 shares outstanding; unlimited number
of shares (par value $0.01) authorized]
$11.39

COMPONENTS OF NET ASSETS
Paid-in capital	$28,333,014
Undistributed net investment loss	(70,145)
Accumulated net realized gain on investments	761,058
Net unrealized appreciation on investments	5,912,873
Net Assets	$34,936,800

See notes to financial statements.
9

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2004 (Unaudited)

INVESTMENT INCOME
Dividends	$126,872
Interest	7,825
Total income	134,697
EXPENSES
Advisory fees (Note 3)	155,679
Administration fees (Note 3)	24,581
Professional fees	13,362
Fund accounting fees	13,359
Transfer agent fees	13,358
Custody fees	5,587
Trustee fees	4,432
Miscellaneous	3,027
Shareholder reporting	2,824
Registration fees	2,015
Insurance	1,824
Total expenses	240,048
Less: advisory fee waiver (Note 3)	(35,206)
Net expenses	204,842
NET INVESTMENT LOSS	(70,145)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,431,442
Net change in unrealized appreciation on investments	353,728
Net realized and unrealized gain on investments	2,785,170
Net Increase in Net Assets Resulting from Operations	$2,715,025

See notes to financial statements.
10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2004	Year Ended
	(Unaudited)	June 30, 2004
OPERATIONS
Net investment loss	$(70,145)	$(174,450)
Net realized gain on investments	2,431,442	1,128,593
Net change in unrealized
appreciation on investments	353,728	4,371,563
Net increase in net assets
resulting from operations	2,715,025	5,325,706
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	1,065,880	(220,766)
Total increase in net assets	3,780,905	5,104,940
NET ASSETS
Beginning of period	31,155,895	26,050,955
End of period	$34,936,800	$31,155,895
Includes undistributed net investment loss of:	$(70,145)	$—

(a) A summary of shares transactions is as follows:

	Six Months Ended December 31, 2004 (Unaudited)		Year Ended June 30, 2004

	Shares	Value	Shares	Value
Shares sold	419,257	$4,323,919	248,728	$2,454,171
Shares redeemed	(308,130)	(3,258,039)	(263,298)	(2,674,937)
Net increase/(decrease)	111,127	$1,065,880	(14,570)	$(220,766)

See notes to financial statements.
11

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period
Six Months Ended
	December 31, 2004	Year Ended	Year Ended	Period Ended
Net asset value,	(Unaudited)	June 30, 2004	June 30, 2003	June 30, 2002*
beginning of period	$10.54	$8.77	$8.13	$10.00
Income from
investment operations:
Net investment (loss)/income	(0.02)	(0.06)	(0.03)	0.02
Net realized and unrealized
gain/(loss) on investments	0.87	1.83	0.67	(1.85)
Total from investment operations	0.85	1.77	0.64	(1.83)
Less distributions to shareholders:
From net investment income	—	—	—	(0.03)
From net realized gains	—	—	—	(0.01)
Total decrease from distributions	—	—	—	(0.04)
Net asset value, end of period	$11.39	$10.54	$8.77	$8.13

Total return	8.06%[1]	20.18%	7.87%	(18.40%)[1]
Supplemental data and ratios:
Net assets,
end of period (in millions)	$34.9	$31.2	$26.1	$26.3
Ratio of net expenses
to average net assets:
Before expense reimbursement	1.46%[2]	1.51%	1.58%	1.85%[2]
After expense reimbursement	1.25%[2]	1.25%	1.25%	1.25%[2]
Ratio of net investment (loss)/income
to average net assets:
Before expense reimbursement	(0.64%)[2]	(0.84%)	(0.70%)	(0.41%)[2]
After expense reimbursement	(0.43%)[2]	(0.58%)	(0.37%)	0.19%[2]
Portfolio turnover rate	23%[1]	51%	58%	46%[1]
* Commenced operations on August 6, 2001.
1 Not annualized.
2 Annualized.

See notes to financial statements.
12

NOTES TO FINANCIAL STATEMENTS December 31, 2004 (Unaudited)

NOTE 1 - ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”), formerly known as the McCarthy Fund, is a series of shares of beneficial interest of Advisor Series Trust (the “Trust”) which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

B.	Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

13

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2004 (Unaudited)

D.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

14

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2004 (Unaudited)

G.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 3 - CHANGE IN MANAGEMENT OF THE FUND

McCarthy Group Advisors, LLC (“MGA”) is the investment advisor to the Fund. The Advisor, a wholly-owned subsidiary of MGA Holdings, LLC, an asset management holding company based in Nebraska, acquired the business of the Fund’s previous investment advisor, McCarthy Group Asset Management, Inc. (“MGAM”), and retained its key investment personnel. MGAM was advisor to the Fund from inception through July 2004. MGA was approved by the Fund’s Board of Trustees as the temporary advisor at their June 29, 2004 meeting. On September 27, 2004, a meeting of the shareholders of the Fund was held, and the shareholders approved MGA as the advisor by the following totals:

Total shares on record date (8/15/04)	3,149,335
Total shares voted	2,178,421	(69.17%)
Total shares voted for	2,178,122	(69.16%)

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended December 31, 2004, the Fund incurred $155,679 in advisory fees.

15

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2004 (Unaudited)

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund’s first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund’s second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. For the six months ended December 31, 2004, the Advisor absorbed expenses of $35,206. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $304,129 at December 31, 2004. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2007	$268,923
2008	35,206
$304,129

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Under $24 million	$36,000
$24 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the six months ended December 31, 2004, the Fund incurred $24,581 in administration fees.

U.S. Bancorp Fund Services, LLC provides fund accounting services for the Fund. Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

Certain officers of the Trust are also officers of the Administrator.

NOTE 5 - OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the McCarthy Multi-Cap Stock Fund during the six months ended December 31, 2004, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	400	$ 95,195
Options exercised	(400)	(95,195)
Options outstanding, end of period	0	$ 0

16

NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2004 (Unaudited)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $7,016,445 and $9,190,080, respectively.

NOTE 7 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities, investments in Real Estate Investment Trusts and Contingent Payment Debt Instruments.

As of June 30, 2004, the Fund’s most recently completed fiscal year, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$25,812,188
Gross tax unrealized appreciation	$5,912,415
Gross tax unrealized depreciation	(287,898)
Net tax unrealized appreciation on investments	$5,624,517

Net tax unrealized depreciation on options	(94,805)

Cumulative tax cost adjustments	$29,433
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—

Other accumulated gains/losses	$(1,649,020)
Total accumulated earnings/(losses)	$3,910,125

(a)	Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales, investments in Real Estate Investment Trusts and Contingent Payment Debt Instrument securities.

At June 30, 2004, the Fund had a capital loss carryforward of $(1,635,308) of which $(494,543) expires in 2011 and $(1,140,765) expires in 2012.

There were no distributions paid during the six months ended December 31, 2004 and the year ended June 30, 2004.

17

EXPENSE EXAMPLE at December 31, 2004 (Unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/04 - 12/31/04).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/04	12/31/04	7/1/04 - 12/31/04*
Actual	$1,000.00	$1,080.60	$6.56
Hypothetical (5% return	$1,000.00	$1,018.90	$6.36
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

18

NOTICE TO SHAREHOLDERS at December 31, 2004 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-811-0228. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s N-Q is also available by calling 1-866-811-0228.

19

Advisor
McCarthy Group Advisors, LLC
1125 South 103rd Street, Suite 450
Omaha, Nebraska 68124-6019

Distributor
Quasar Distributor, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank Trust Services
425 Walnut Street M/L 6118
Cincinnati, Ohio 45202

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor San Francisco, California 4105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)    /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date  3/7/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date  3/7/05

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, Treasurer

Date  3/7/05

* Print the name and title of each signing officer under his or her signature.